SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                 March 14, 2003


                          INTERPLAY ENTERTAINMENT CORP.
             (Exact name of registrant as specified in its charter)

          Delaware                      0-24363                  33-0102707
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


            16815 Von Karman Avenue, Irvine, CA                     92606
         (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (949) 553-6655





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ITEM 5. - OTHER EVENTS AND REGULATION FD DISCLOSURE

     On March 14, 2003, Interplay Entertainment Corp. (the "Registrant") issued a press release announcing the Registrant's sale of all future interactive entertainment publishing rights to the "Hunter: The Reckoning" franchise to Vivendi Universal Games. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements.

          None.

     (b)  Pro Forma Financial Information.

          None.

     (c)  Exhibits.

          99.1      Press release dated March 14, 2003


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INTERPLAY ENTERTAINMENT CORP.


March 31, 2003                             /S/ HERVE CAEN
                                           -----------------------------------
                                           Herve Caen
                                           Chief Executive Officer and
                                           Interim Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT NUMBER         DESCRIPTION
--------------         -----------

    99.1               Press release dated March 14, 2003


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